SUPPLEMENT DATED DECEMBER 8, 2015 TO
                     THE PROSPECTUS DATED NOVEMBER 18, 2015

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1382

            Guggenheim European Capital Strength Portfolio, Series 8
                              File No. 333-207083

     Notwithstanding anything to the contrary in the Prospectus, the table under the "Fees and Expenses" section for is hereby deleted and replaced with the following:

                                          Percentage
                                           of Public   Amount Per
                                           Offering     $1,000
     Investor Fees                         Price (4)   Invested
     -----------------------------      ------------  -----------
     Initial sales fee
       paid on purchase (1)                  1.00%       $10.00
     Deferred sales fee (2)                  2.45         24.50
     Creation and
       development fee (3)                   0.50          5.00
                                         -----------  -----------
     Maximum sales fees
       (including creation
       and development fee)                  3.95%       $39.50
                                         ===========  ===========
     Estimated organization costs
       (amount per 100 units paid
       by the trust at the end of
       the initial offering period
       or after six months, at the
       discretion of the sponsor)           $1.564
                                         ===========

                                         Approximate
     Annual Fund                         % of Public
     Operating                             Offering    Amount Per
     Expenses                              Price (4)   100 Units
     -----------------------------      ------------  -----------
     Trustee's fee                          0.1050%      $1.050
     Sponsor's supervisory fee              0.0300        0.300
     Evaluator's fee                        0.0350        0.350
     Bookkeeping and
       administrative fee                   0.0350        0.350
     Estimated other trust
       operating expenses (5)               0.3742        3.742
                                         -----------  -----------
      Total                                 0.5792%      $5.792
                                         ===========  ===========

(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred fees begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.245 per unit and is deducted in monthly installments of $0.0817 per unit on the last business day of March 2016 and April 2016 and $0.0816 per unit on the last business day of May 2016. The percentage provided is based on a $10 per unit Public Offering Price as of the Inception Date and the percentage amount will vary over time. If units are redeemed prior to the deferred sales fee period, the entire deferred sales fee will be collected.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be approximately three months from the Inception Date. The percentages provided are based on a $10 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50% of the Public Offering Price; if the unit price is less than $10.00 per unit, the C&D Fee will exceed 0.50% of the Public Offering Price. However, in no event will the maximum sales fee exceed 3.95% of a unitholder's initial investment.

(4) Based on 100 units with a $10 per unit Public Offering Price as of the Inception Date.

(5) The estimated trust operating expenses are based upon an estimated trust size of approximately $32 million. Because certain of the operating expenses are fixed amounts, if the trust does not reach such estimated size or falls below the estimated size over its life, the actual amount of the operating expenses may exceed the amounts reflected. The sponsor has agreed to waive and/or reimburse expenses so that the organization costs and annual fund operating expenses do not exceed 0.75% of the Public Offering Price. Any operating expenses exceeding this amount will be borne by the sponsor. Operating expenses do not include brokerage costs and other transactional fees."


                       Please keep for future reference.